May 2015 Vector Group Ltd. Investor Presentation

Disclaimer This document and any related oral presentation does not constitute an offer or invitation to subscribe for, purchase or otherwise acquire any equity securities or debt securities instruments of Vector Group Ltd. (“Vector” or “the Company”) and nothing contained herein or its presentation shall form the basis of any contract or commitment whatsoever. The distribution of this document and any related oral presentation in certain jurisdictions may be restricted by law and persons into whose possession this document or any related oral presentation comes should inform themselves about, and observe, any such restriction. Any failure to comply with these restrictions may constitute a violation of the laws of any such other jurisdiction. The information contained herein does not constitute investment, legal, accounting, regulatory, taxation or other advice and the information does not take into account your investment objectives or legal, accounting, regulatory, taxation or financial situation or particular needs. You are solely responsible for forming your own opinions and conclusions on such matters and the market and for making your own independent assessment of the information. You are solely responsible for seeking independent professional advice in relation to the information and any action taken on the basis of the information. The following presentation may contain "forward-looking statements,” including any statements that may be contained in the presentation that reflect our expectations or beliefs with respect to future events and financial performance, such as the expectation that the tobacco transition payment program could yield substantial incremental free cash flow. These forward- looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement made by or on behalf of the Company, including the risk that changes in our capital expenditures impact our expected free cash flow and the other risk factors described in our annual report on Form 10-K for the year ended December 31, 2014 and Form 10-Q for the three months ended March 31, 2015, as filed with the SEC. Results actually achieved may differ materially from expected results included in these forward-looking statements as a result of these or other factors. Due to such uncertainties and risks, potential investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date on which such statements are made. The Company disclaims any obligation to, and does not undertake to, update or revise and forward-looking statements in this presentation. 1 1

Management Team 2 2 Name Position Years at Company Howard M. Lorber President and Chief Executive Officer 21 Richard J. Lampen Executive Vice President 20 J. Bryant Kirkland III Vice President, Chief Financial Officer and Treasurer 23 Marc N. Bell Vice President, General Counsel and Secretary 21 Ronald J. Bernstein President and Chief Executive Officer of Liggett Group LLC and Liggett Vector Brands LLC 24 Key Management

Introduction 3 3 Vector’s management continues to take transformative actions ─ Increased ownership stake in Douglas Elliman Realty, LLC (“Douglas Elliman”), the fourth-largest residential real estate brokerage firm in the United States and the largest residential brokerage firm in the New York metropolitan area, from 50% to 70.59% for a $60 million purchase price ─ Reached a settlement with approximately 4,900 Engle progeny plaintiffs, which represented the overwhelming majority of Liggett’s pending litigation ─ Introduced Eagle 20’s, a deep discount cigarette brand positioned for long-term growth Vector continues to show strong financial results ─ Vector’s Pro-Forma Adjusted EBITDA of $229.5 million for the twelve months ended March 31, 2015(1) ─ Adjusted EBITDA for the Company’s tobacco segment (“Tobacco Adjusted EBITDA”) was $217.7 million for the twelve months ended March 31, 2015(2) ─ Vector is well capitalized with $271 million of cash and cash equivalents and investments with a fair value of $407 million at March 31, 2015  Vector’s debt also has no significant maturities until February 2019 ─ Vector has paid a quarterly cash dividend to its stockholders since 1995 and a 5% stock dividend to its stockholders since 1999 (1) Pro-forma Adjusted EBITDA excludes the impact of Purchase Accounting adjustments. Please refer to the Company’s public filings for additional detail including reconciliations to net income as calculated under U.S. GAAP. (2) All “Liggett” and “Tobacco” financial information in this presentation includes the operations of Liggett Group LLC, Vector Tobacco Inc., and Liggett Vector Brands LLC unless otherwise noted. Tobacco Adjusted EBITDA is defined as Operating Income plus D&A excluding one-time restructuring, litigation charges and other one-time gains from litigation settlements.

Key Investment Highlights Historically strong financial performance ─ Vector’s Pro-Forma Adjusted EBITDA of $229.5 million and Tobacco Adjusted EBITDA of $217.7 million for the twelve months ended March 31, 2015 Key cost advantage resulting from Master Settlement Agreement (“MSA”)(1) ─ Current cost advantage of 64 cents per pack compared to the three largest U.S. tobacco companies and quality advantage compared to smaller firms(2) ─ MSA exemption worth approximately $160 million annually 2014 expiration of the Tobacco Transition Payment Program (TTPP) could yield substantial incremental free cash flow ─ Approximately $19.8 million based on Liggett’s TTPP payments for the twelve months ended March 31, 2015 Diversified New Valley assets ─ Pro-Forma Adjusted Revenues and Pro-Forma Adjusted EBITDA from Douglas Elliman Realty, LLC of $564.3 million and $47.0 million for the twelve months ended March 31, 2015(3) ─ Broad portfolio of consolidated and non-consolidated domestic and international real estate investments Substantial liquidity with cash, marketable securities and long-term investments of $679 million as of March 31, 2015(4) Proven management team with substantial equity ownership ─ Executive management and directors beneficially own approximately 14% of the Company(5) 4 4 Key Investment Highl ght (1) In 1998, various tobacco companies, including Liggett and the four largest U.S. cigarette manufacturers, Philip Morris, Brown & Williamson, R.J. Reynolds and Lorillard, entered into the Master Settlement Agreement (“MSA”) with 46 states, the District of Columbia, Puerto Rico and various other territories to settle their asserted and unasserted health care cost recovery and certain other claims caused by cigarette smoking (Brown & Williamson and R.J. Reynolds merged in 2004 to form Reynolds American). Pursuant to the MSA, Liggett has no payment obligations unless its market share exceeds a market share exemption of approximately 1.65% of total cigarettes sold in the United States, and Vector Tobacco has no payment obligations unless its market share exceeds a market share exemption of approximately 0.28% of total cigarettes sold in the United States. (2) Cost advantage applies only to cigarettes sold below applicable market share exemption. (3) Pro-Forma Adjusted Revenues and Adjusted EBITDA are presented assuming Vector’s acquisition of its additional 20.59% interest in Douglas Elliman, and the related purchase accounting adjustments, occurred prior to January 1, 2013. (4) Excludes real estate investments. (5) Excludes 3,370,343 shares lent under the Share Lending Agreement between the Company and Jefferies LLC.

Tobacco Operations 5 5

Liggett Overview Fourth-largest U.S. tobacco company; founded in 1873 ─ Core Discount Brands –Pyramid, Grand Prix, Liggett Select, Eve and Eagle 20’s ─ Partner Brands – USA, Bronson and Tourney Consistent and strong cash flow ─ Tobacco Adjusted EBITDA of $217.7 million for the twelve months ended March 31, 2015 ─ Low capital requirements with capital expenditures of $5.7 million related to tobacco operations for the twelve months ended March 31, 2015 ─ 2014 expiration of the TTPP could yield substantial incremental free cash flow  Approximately $19.8 million based on Liggett’s TTPP payments for the twelve months ended March 31, 2015 Current cost advantage of 64 cents per pack compared to the three largest U.S. tobacco companies expected to maintain volume and drive profit in core brands ─ Pursuant to the MSA, Liggett has no payment obligations unless its market share exceeds a market share exemption of approximately 1.65% of total cigarettes sold in the United States, and Vector Tobacco has no payment obligations unless its market share exceeds a market share exemption of approximately 0.28% of total cigarettes sold in the United States ─ MSA exemption worth approximately $160 million annually for Liggett and Vector Tobacco 6 6 Liggett Overvie

$46 $79 $77 $121 $111 $127 $130 $144 $146 $158 $170 $165 $158 $174 $186 $200 $211 $218 1.3% 1.2% 1.5% 2.2% 2.4% 2.5% 2.3% 2.2% 2.4% 2.5% 2.5% 2.7% 3.5% 3.8% 3.5% 3.3% 3.4% 3.3% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% $0 $50 $100 $150 $200 $250 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 LTM 3/31/15 History and Recent Developments Signed the MSA, as a Subsequent Participating Manufacturer, which established ongoing cost advantage versus the three largest U.S. tobacco companies 7 7 Source: MSA CRA wholesale shipment database. Note: The Liggett and Vector Tobacco businesses have been combined into a single segment for all periods since 2007. (1) Adjusted for restructuring, factory relocation and litigation charges, non-cash compensation, as well as one-time gains. T o b a cc o A dj u st e d E B IT D A (1) Liggett History 1998 1999 2000 Dom e stic M a rk e t S h a re 2002 2005 2009 Today ($ M il li o n s) Introduced the deep discount brand Liggett Select taking advantage of the Company’s cost advantage versus the three largest U.S. tobacco companies Relocated to a state-of-the-art manufacturing facility in Mebane, North Carolina to enhance quality and efficiency Purchased the Medallion Company, Inc. with approximately 0.28% market share exemption Launched the deep discount brand Grand Prix, which quickly experienced widespread adoption In response to a large Federal Excise Tax increase, Liggett repositioned Pyramid as a low-price, box-only brand Liggett focuses on margin enhancement resulting in continued earnings growth with Tobacco Adjusted EBITDA reaching a high of $217.7 million for the twelve months ended March 31, 2015 2013 Introduced Eagle 20’s, a brand positioned in the deep discount segment for long-term growth

47.9% 28.6% 8.9% 2.2% 2.9% 9.5% 47.5% 22.9% 14.6% 3.3% 2.7% 9.0% 0% 10% 20% 30% 40% 50% 60% LTM 3/31/2005 LTM 3/31/2015 History and Recent Developments Liggett Vector Brands is one of the few tobacco manufacturers to increase volume and market share over the past 10 years 8 8 Liggett Performance Relative to Other Tobacco Players 390.0 186.8 111.7 34.6 8.5 11.4 37.0 264.9 125.8 60.6 38.8 8.8 7.2 23.7 0.0 50.0 100.0 150.0 200.0 250.0 300.0 350.0 400.0 LTM 3/31/2005 LTM 3/31/2015 Manufacturer Share Changes (2005 – 2015) Manufacturer Volume Changes (2005 – 2015) Others Industry Total (Billions of Units) % Change: (32%) (33%) (46%) 12% 3% (37%) (36%) Reynolds American Lorillard Altria Commonwealth Brands Altria Reynolds American Lorillard Commonwealth Brands Others Sources: MSA CRA wholesale shipment database (2015). The Maxwell Report (2005).

Litigation History and Regulatory Overview Litigation History Liggett led the industry in acknowledging the addictive properties of nicotine while seeking a legislated settlement of litigation On October 23, 2013, Liggett reached a settlement with approximately 4,900 Engle plaintiffs, which represented substantially all of Liggett’s pending litigation ─ Liggett agreed to pay $60 million in a lump sum in 2014 and the balance will be paid in installments over the next 14 years ─ Approximately 310 Engle progeny plaintiffs remain – 231 of these cases formally opted out of the settlement, including 145 which are represented by one law firm, and 79 of these cases are represented Pro Se ─ There are presently another seven cases under appeal, and the range of loss in these cases is $0 to $28.2 million of which Liggett has secured approximately $12.3 million in outstanding bonds related to adverse verdicts on appeal Liggett continues to aggressively fight all remaining individual and third-party payor actions Since 1998, the MSA has restricted the advertising and marketing of tobacco products In 2009, Family Smoking Prevention and Tobacco Control Act granted the FDA power to regulate the manufacture, sale, marketing and packaging of tobacco products ─ FDA is prohibited from issuing regulations which ban cigarettes Current Federal Excise Tax of $1.01/pack (since April 1, 2009) Additional state and municipal excise taxes The TTPP, also known as the tobacco quota buyout, was established in 2004 and expired at the end of 2014 ─ For the twelve months ended March 31, 2015, Liggett paid $19.8 million under the TTPP 9 9 Litigation and Regulatory Update Litigation Update Regulatory Update

Real Estate Operations 10

New Valley LLC Overview Consolidated Real Estate Investments (as of March 31, 2015) ─ Douglas Elliman (70.59%) owned by New Valley:  Largest residential brokerage firm in the New York metropolitan area and ranked as the fourth-largest residential brokerage firm in the U.S. in 2014 based on closed sales volume  Douglas Elliman’s closings totaled $18.8 billion for the twelve months ended March 31, 2015 and it has approximately 5,750 agents and 80 offices throughout the New York metropolitan area, South Florida, Aspen, Greenwich, and Los Angeles  Recently announced an alliance with Knight Frank— the largest independent residential brokerage in the United Kingdom— to jointly market high-end properties, providing a network with 400 offices across 55 countries with 20,000 agents  Pro-Forma Adjusted Revenues and Pro-Forma Adjusted EBITDA for Douglas Elliman Realty, LLC of $564.3 million and $47.0 million for the twelve months ended March 31, 2015(1)  Also offers title and settlement services, relocation services, and residential property management services through various subsidiaries ─ Additional consolidated real estate investments include:  Escena, a master planned community in Palm Springs, which presently has 667 residential lots  In October 2013, New Valley sold 200 lots for $22.7 million and reported income of $20.2 million 11 11 New Valley Consolidated Real Estate Investments NYC / Comm LI / CT / West FLA CA / CO Total Agents 2,785 2,247 657 74 5,763 Offices 21 44 10 5 80 LTM 3/31/15 Real Estate Sales $11.5 Billion $5.6 Billion $1.4 Billion $0.3 Billion $18.8 Billion (1) Pro-forma Adjusted EBITDA excludes the impact of Purchase Accounting adjustments.

New Valley LLC Overview (Cont’d) 12 12 New Valley Non-consolidated Real Estate Investments Condominiums and Mixed Use Developments (as of March 31, 2015) ─ The Marquand – New Valley owns a 18% interest in a Manhattan luxury residential condominium conversion project located on 68th Street between Fifth Avenue and Madison Avenue ─ 10 Madison Square Park West – New Valley owns a 5% interest in a luxury residential condominium in the Flatiron District ─ 11 Beach Street – New Valley owns a 49.5% interest in a TriBeCa luxury residential condominium conversion project ─ 20 Times Square (f/k/a. 701 Seventh Avenue) – New Valley owns a 11.5% interest in a joint venture that is developing a multi-use project in Times Square ─ 111 Murray Street – New Valley owns a 25% interest (and a related note receivable) in a joint venture that is developing a mixed-used property that includes both commercial space and a 139-unit luxury residential condominium in TriBeCa ─ 160 Leroy Street (f/k/a. Leroy Street) – New Valley owns a 5% interest in a development site in the West Greenwich Village ─ PUBLIC Chrystie House – New Valley owns a 18.4% interest in a joint venture that plans to develop a 29-story mixed use property with an Ian Schrager-branded boutique hotel in lower Manhattan ─ 25-19 43rd Avenue – New Valley owns a 9.9% interest in a site where a nine-story, 87,000 square-foot condominium will be developed in Long Island City, NY ─ Queens Plaza (f/k/a. 23-10 Queens Plaza South) – New Valley owns a 45.4% interest in a joint venture that plans to develop a new apartment tower with 287,000 square-feet of residential space and 10,000 square-feet of retail space in Queens, New York ─ Milanosesto Holdings – New Valley owns a 7.2% interest in entity that owns a 322-acre land plot in Milan, Italy ─ 8701 Collins Avenue – New Valley owns a 15% interest in the Howard Johnson’s Dezerland Beach hotel in Miami Beach, which is being redeveloped into a modern hotel and residential condominium ─ 125 Greenwich Street – New Valley owns a 10.4% interest in the approximately 360,000 square-foot condominium development project; current plans state the building will stand approximately 1,350 feet tall ─ 9040 Sunset Boulevard – New Valley owns a 48.5% interest in a joint venture planning to develop a hotel and condominium complex The Whitman – Flatiron / NoMad 20 Times Square 8701 Collins Ave – Miami Beach 11 Beach St - TriBeCa

New Valley LLC Overview (Cont’d) 13 13 New Valley Non-consolidated Real Estate Investments (cont’d) Apartment Buildings and Hotels (as of March 31, 2015) ─ Park Lane Hotel – New Valley owns a 5% interest in a joint venture that has agreed to acquire the Park Lane Hotel from the Helmsley Family Trust and Estate and to redevelop the property as a hotel and luxury residential condominiums ─ Maryland Portfolio – New Valley owns a 7.5% indirect interest in joint venture that owns a portfolio of approximately 5,500 apartment units primarily located in Baltimore County, Maryland ─ ST Portfolio – New Valley owns a 16.4% interest in four Class A multi-family rental assets with Winthrop Realty Trust. The properties are located in Texas, Arizona, California and Connecticut and include 761 apartment units and additional retail space ─ Hotel Taiwana – New Valley owns a 17% interest in Hill Street Partners LLP which owns a recently renovated hotel in St. Barts, French West Indies ─ Coral Beach – New Valley owns a 49% interest in a joint venture that has acquired and plans to redevelop the Coral Beach and Tennis Club in Bermuda ─ The Plaza at Harmon Meadow – New Valley owns a 49% interest in a joint venture that acquired a shopping center in New Jersey Hotel Taiwana - St. Barth, French West Indies Coral Beach and Tennis Club - Bermuda Park Lane Hotel – Midtown Manhattan

Vector Group Ltd. Financial Summary 14

$389 $483 $563 $586 $3 $1,085 $1,014 $1,021 $1,016 Real Estate E-cigarettes Tobacco Corporate & Other $21 $51 $40 $37 $186 $199 $211 $218 ($13) ($14) 13.1% 15.7% 14.3% 14.3% Real Estate E-cigarettes Tobacco Corporate & Other % Margin Summary Historical Financial Data 15 15 ($ Millions) Pro-Forma Historical Financial Data Pro-Forma Adjusted Revenues (1) Pro-Forma Adjusted EBITDA (2) Note: Pro-forma Adjusted EBITDA excludes the impact of Purchase Accounting adjustments. (1) Amounts include one-time purchase accounting adjustments to fair value for deferred revenues recorded in connection with the increase of the Company's ownership of Douglas Elliman on December 13, 2013. (2) Pro-Forma Adjusted EBITDA defined as Net Income before Interest, Taxes, Depreciation & Amortization. Percentages reflect Pro-Forma Adjusted EBITDA as a percentage of Pro-Forma Adjusted Revenues. (3) 2013 results include the sale of 200 lots at Escena. $1,474 $1,498 $193 $236 $228 $1,593 ($13) ($10) $9 2012 (3) 2013 2014 LTM 3/31/15 $1,605 ($16) ($10) $229 2012 (3) 2013 2014 LTM 3/31/15

Historical Stock Price Performance 16 16 0% 50% 100% 150% 200% 250% 300% 350% 400% 450% 500% Dec-05 Dec-06 Dec-07 Dec-08 Dec-09 Dec-10 Dec-11 Dec-12 Dec-13 Dec-14 VGR Dividend Adjusted Share Price S&P MidCap S&P 500 Index NYSE Arca Tobacco Index Dow Jones U.S. Real Estate Index 433.8% 167.1% 203.3% Vector Group Ltd. 1.00 1.12 1.44 1.13 1.35 1.92 2.26 2.19 2.79 4.10 4.34 S&P 500 1.00 1.14 1.18 0.72 0.89 1.01 1.01 1.14 1.48 1.65 1.67 S&P MidCap 1.00 1.09 1.16 0.73 0.98 1.23 1.19 1.38 1.82 1.97 2.03 NYSE Arca Tobacco 1.00 1.35 1.43 1.09 1.45 1.65 1.85 2.11 2.24 2.13 2.25 Dow Jones Real Estate 1.00 1.30 1.02 0.57 0.70 0.86 0.87 0.99 0.97 1.19 1.17 Historical Stock Price Performance 224.7% Note: The graph above compares the total annual return of Vector’s Common Stock, the S&P 500 Index, the S&P MidCap 400 Index, the NYSE Arca Tobacco Index, formerly known as the AMEX Tobacco Index, and the Dow Jones Real Estate Index for the period from December 31, 2005 through April 30, 2015. The graph assumes that all dividends and distributions were reinvested. Source: S&P Capital IQ. 116.6% Apr-15